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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                OCTOBER 18, 2004
                                ----------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                   000-50278               32-0073116
            --------                   ---------               ----------
  (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
         of Incorporation)                                 Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (248) 463-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 18, 2004, Kmart Holding Corporation and its wholly-owned subsidiary, Kmart Management Corporation (referred to together herein as the "Company"), entered into a five-year employment agreement with Aylwin Lewis (the "Lewis Agreement"), under which Mr. Lewis will serve as Chief Executive Officer and President, reporting to the Board of Directors of Kmart Holding Corporation. Mr. Lewis was also appointed to the Board of Directors of Kmart Holding Corporation, effective October 18, 2004.

         Under the Lewis Agreement, Mr. Lewis will receive an annual salary of not less than $1,000,000; an annual bonus opportunity with a target amount equal to his annual salary; relocation benefits; and other employee benefits and perquisites on the same basis as other senior executives of the Company. However, he will not participate in the Kmart Long Term Incentive Plan. Mr. Lewis' annual bonus for the fiscal year beginning in 2004 will be based on performance from October 1, 2004 through the end of the fiscal year and pro-rated to reflect that he will have served for only a portion of the fiscal year.

         Pursuant to the Lewis Agreement, Mr. Lewis was granted 150,000 options with an exercise price equal to the fair market value of the underlying stock on October 18, 2004, and restricted stock having a value, on October 18, 2004, of $4,500,000. Subject to shareholder approval, which the Company will seek at its next annual meeting of shareholders, the options and restricted stock will vest in four installments on the last day of fiscal years 2005 through 2008, subject to his continued employment and, in the case of the restricted stock, to a performance condition. However, if his employment is terminated by the Company without cause or as a result of constructive termination, the restricted stock will vest in full, options that would have vested within 12 months of date of termination (but not less than one additional installment) will vest; and all vested options will remain exercisable for two years. The restricted stock will also vest upon his death or disability. Mr. Lewis will also receive his salary and continued welfare benefits for the lesser of three years or the remaining term of the Lewis Agreement, but not less than 12 months, and a pro-rata portion of the annual bonus for the year of termination.

         Also, on October 18, 2004, the Company entered into an agreement with Julian Day (the "Day Agreement") regarding his ceasing to serve as President and Chief Executive Officer, which is treated as a termination without cause under his employment agreement entered into originally in 2002, as amended in 2003, and for purposes of his incentive compensation awards.

         If Mr. Day executes and does not revoke a mutual release of claims between him and the Company, and complies with the covenants described below, he will receive a cash payment of $2,000,000 on the date when the release becomes irrevocable, and a pro-rata portion of the annual bonus for the 2004 fiscal year, based upon Company performance for the entire year and payable when the Company pays annual bonuses generally. In addition, as provided in his long-term performance awards for the performance periods 2003-2006 and 2004-2007, he will receive pro-rata awards in the respective amounts of $977,974 and $479,053, if the applicable performance goals are met, payable in cash after the end of the applicable performance periods. In addition to the first tranche of 389,441 options granted to him in 2003 which are currently vested, the next two tranches of 389,441 options each granted in 2003 become fully vested, with all

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such options remaining exercisable for the next two years. Mr. Day will also receive continued welfare benefits for two years.

         Mr. Day is also subject to two-year non-competition and non-solicitation covenants; a confidentiality covenant; and a covenant obligating him to cooperate with the Company.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


(b) On October 18, 2004, Mr. Julian Day resigned as Chief Executive Officer and President of the Company. Mr. Day will continue to serve as a Director of Kmart Holding Corporation.

(c - d) On October 18, 2004, Mr. Aylwin Lewis was named Chief Executive Officer and President of the Company. Mr. Lewis, 50, has also been named to the Board of Directors of Kmart Holding Corporation. Mr. Lewis most recently served as the President, Chief Multi-branding and Operating Officer for YUM! Brands, Inc. ("YUM"). He was appointed to that position in January 2003. From December 1999 to January 2003, Mr. Lewis served as YUM's Chief Operating Officer. From July 1997 to December 1999, he served as Chief Operating Officer of Pizza Hut. Mr. Lewis previously served as Senior Vice President, Operations for Pizza Hut, a position he assumed in 1996. He served in various positions at KFC, including Senior Director of Franchising and Vice President of Restaurant Support Services, becoming Division Vice President, Operations for KFC in 1993, and Senior Vice President, New Concepts for KFC in 1995. Mr. Lewis joined KFC in 1991 as a Regional General Manager. Mr. Lewis is also a director of the Halliburton Company and The Walt Disney Company.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Company's announcement regarding Mr. Lewis' appointment as the President and Chief Executive Officer of the Company and as a Director of Kmart Holding Corporation and Mr. Day's ceasing to serve as President and Chief Executive Officer.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description

99.1               Press release issued on October 18, 2004.





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      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2004
                                     KMART HOLDING CORPORATION


                                     By:  /s/ James F. Gooch
                                          -----------------------------------
                                     Name:      James F. Gooch
                                     Title:     Vice President, Controller



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                                  EXHIBIT INDEX


Exhibit No.        Description

99.1               Press release issued on October 18, 2004.